UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

CALLWAVE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50958	77-0490995
(Commissioner File Number)	(IRS Employer Identification No.)

136 West Canon Perdido Street, Suite A, Santa Barbara, California 93101

(Address of principal executive offices)

(805) 690-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 15, 2005, CallWave, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with C. Stephen Cordial effective as of August 15, 2005. Mr. Cordial was previously appointed by the Company as Chief Financial Officer on an interim basis and the Employment Agreement now provides for employment as Chief Financial Officer for a three-year term. Mr. Cordial will continue to report to David F. Hofstatter, the Company’s Chief Executive Officer. The following summary is qualified in its entirety by reference to the text of the Employment Agreement with Mr. Cordial, a copy of which is attached hereto and incorporated by reference herein as Exhibit 10.1.

The terms of the Employment Agreement provide that the Company will pay to Mr. Cordial a base salary of $275,000, an annual cash bonus of up to 25% of his base salary, and certain other benefits. Pursuant to the employment agreement, Mr. Cordial shall also receive an incentive stock option for the purchase of 100,000 shares of the Company’s common stock, exercisable at the fair market value, which will vest over a four-year period, with 12.5% of the shares vesting six months after the vesting commencement date and the remainder vesting monthly over the remaining three and a half years. The Employment Agreement further provides that if Mr. Cordial’s employment is terminated by the Company other than for misconduct or disability, or following a change of control, then he will be entitled to a severance pay package of up to twelve months of his base salary and bonus, plus his continuation in the Company’s healthcare plan at Company expense. No severance pay is payable if Mr. Cordial voluntarily terminates his employment with the Company.

Item 2.02 Results of Operations and Financial Condition

On August 16, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, setting forth the Company’s results of operations for the quarter ended June 30, 2005.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by CallWave under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless CallWave expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

10.1	Employment agreement dated August 15, 2005, between CallWave, Inc. and C. Stephen Cordial.

99.1	Press Release dated August 16, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLWAVE, INC.,

Date: August 16, 2005	By:	/s/ David F. Hofstatter
David F. Hofstatter
President and Chief Executive Officer

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